Note 12 - Income Taxes - Schedule of Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Expected tax using statutory tax rate	$ 2,047	$ 2,287	$ 2,470
Tax-exempt income on state and municipal securities and political subdivision loans	(358)	(572)	(558)
Tax-exempt income on life insurance contracts	(83)	(135)	(134)
Deductible dividends paid to United Bancshares, Inc. ESOP	(37)	(57)	(49)
Uncertain tax position reserves			(22)
Non-deductible merger and acquisition costs		117
Accounting method change relating to enactment of federal tax reform		1,136
Other, net	(40)	103	37
Total provision for income taxes	$ 1,529	$ 2,879	$ 1,744